Capital Management	12 Months Ended
Dec. 31, 2023
Capital Management [Abstract]
CAPITAL MANAGEMENT

21. CAPITAL MANAGEMENT

The Company’s net managed capital consists primarily of cash and cash equivalents, long-term debt and shareholders’ equity. The current priorities for managing liquidity risk include managing working capital to ensure interest and debt repayment, and to fund the Company’s operations and the capital program. In the current commodity price environment and in conjunction with the Company’s commodity price risk management program, management believes its current capital resources and cash flow will allow the Company to meet its current and future obligations over the next 12 months. Capital expenditures and debt repayment are expected to be funded by cash-on-hand and out of cash flow. The Company’s capital structure consists of the following:

As at December 31 ($ thousands)	2023	2022
Face value of term debt (Note 15)	$396,780	$295,173
Shareholders’ equity	712,940	837,771
Working capital, excluding current portion of term debt, warrant liability and risk management contracts	(96,899)	(76,860)
Net managed capital	$1,012,821	$1,056,084

Net managed capital is not a standardized measure and may not be comparable with the calculation of similar measures by other companies.